President's Message
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Dear Fellow Shareholder:

This is the 10th anniversary of Federated Utility Fund, Inc., and I am pleased to present its annual report.

Utility stocks continue to be the most widely held securities by individuals and institutional investors alike. Utility stocks are purchased today for the same reasons as 10 years ago--generous current income, downside protection, and yes, capital appreciation.

At the end of 1988, there were only 13 utility funds and their assets totaled $4 billion. Today, investors seeking income and downside protection have entrusted more than $22 billion in more than 100 utility funds--both domestic and international, according to Lipper Analytical Services, Inc. These utility funds have attracted assets from conservative investors who recognize the vital nature of utilities' products and services.

Over the decades, gas, electrics, and water have rotated in and out of investors' spotlight. Today, the stocks of telecommunication corporations are popular with many investors worldwide.

The utility sector includes hundreds of companies facing deregulation and fierce competition amid ever-increasing demands for their products and services, both domestic and international. Never before have so many people worldwide sought a higher standard of living, a standard based on the availability of light, heat, water and telecommunications.

Alexander Graham Bell could never have imagined his invention's myriad of uses-- not just telephone calls, but also other data transmissions such as the daily processing of credit card purchases. Nor could he have imagined the millions and millions of cellular phones in use today.

Furthermore, natural gas, which used to be burned off as a waste product when drilling for oil, is today used in homes, factories, power plants, and even as a clean-burning fuel for buses and automobiles.

Recently, many emerging and developed countries have privatized their utility companies, spurring stock prices on exchanges around the world. In fact, Federated Utility Fund, Inc. shareholders have indirectly owned utility stocks in Italy, Argentina, Brazil and the United Kingdom.*

These facts bode well for the investor in domestic and international utility stocks. Since 1988, utility stocks have not moved in lock-step with either the Dow Jones Industrial Average or the Standard & Poor's ("S&P") 500 Index.** However, the performance of Federated Utility Fund, Inc., following the upward trend of the market, has been good+--it has performed competitively against its benchmark, the S&P Utility Index, over the year ended February 28, 1998.**

For more information on these points, please review the fund's enclosed performance records, as well as the fund's largest holdings--all recognizable corporations providing their customers with the essentials for comfortable and enjoyable living.

In the following Investment Review, portfolio managers Steven J. Lehman, Vice President of Passport Research, Ltd. and Linda A. Duessel, Vice President of Passport Research, Ltd. explain how they have managed the fund and give their outlook for the utility industry.

As always, we welcome your comments.

Best regards,

/s/ Richard B. Fisher

Richard B. Fisher
President
April 15, 1998

* Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** The S&P 500 Index is comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P Utility Index is comprised of electric and natural gas utilities that track daily changes in the price of stocks. These indices are unmanaged, and investments cannot be made in an index.

+  Past performance is not indicative of future results.

Investment Review


[PHOTO APPEARS HERE]
Steven J. Lehman
Vice President
Passport Research, Ltd.

[PHOTO APPEARS HERE]
Linda A. Duessel
Vice President
Passport Research, Ltd.

Q

Today, in the utility environment of deregulation and fierce competition, what factors do you seek in selecting utility stocks for your portfolio?

A

We look for: 1) Astute managers who anticipate change and reinvest their capital to gain a competitive advantage; 2) managers whose compensation is tied to company's profitability or to the share price; 3) stocks that are cheap, based on cash flows, book value, revenues, and dividend yields and where a positive change may occur at the company; and 4) companies with growing service territories or strategically located assets as industry consolidation occurs.

Q

For the past 10 years, Federated Utility Fund, Inc. has always had a portion of its assets invested away from utility stocks to reduce the interest rate risk associated with utility stocks. With the current lower interest rate expectations, what is your strategy to enhance and/or protect the fund's share value?

A

Other sectors of the market seem unattractive compared to utilities after the recent rise in share prices. Electric and gas utilities seem particularly attractive, and our forecast of lower interest rates and slower economic growth is conducive to good utility stock performance. A broad market decline poses more risk to investors, in our opinion, than the potential impact of rising interest rates on utility stock prices.

Q

What is your outlook for international utilities?

A

Prospects for rapid growth in Asia and Latin America have diminished since last fall, but the long-term demand for power and telecommunications services should still be attractive compared to the developed countries. European companies are just beginning the "restructuring" process that has been so important to profit growth in the U.S. International utilities this year, however, have had a sharp rise in share prices. We intend to increase our exposure over the longer term, but are not attracted by current valuations.

Q

Where do you seek the best yields: gas, electrics, telecommunications, water?

A

Electrics have the highest dividend yields of nearly 5%, and they seem the cheapest relative to the broad market as shown by the S&P 500 Index. The transition to competition, while bumpy, is progressing better than many had expected, and the recovery of "stranded costs" will provide large amounts of cash, some of which will be used for corporate share repurchases. Gas companies have excellent prospects, partly because of their takeover appeal as the electric and gas sectors converge. Telecommunications stocks have risen sharply because of strong demand for their services. As a result, their dividend yields have fallen, but they still are higher that those of the overall market. We are emphasizing electric and gas companies because of their attractive valuations and better prospects. Water stocks have risen sharply because of takeover speculation, and their small size makes it difficult for a large fund to participate.

Q

Why do you think utility stocks are a good, sound investment today?

A

Utility stocks offer exceptionally good value based on dividend yields, cash flows, book values, revenues, and earnings. Fundamental business prospects seem better than they have in years, while prospects for other sectors are slowing. We expect earnings growth for this sector to exceed that of the S&P 500 Index this year for the first time in years. Finally, utilities are a defensive sector with an almost unprecedented dividend yield advantage relative to the broad market that is in the late state of the strongest bull market ever.

Q

What are your concerns about electrics, gas, telecommunications and water companies in the future?

A

The electric utility business could decline as "micro generation" of power advances and improvements in gas turbines make it feasible for an apartment building, for example, to have its own power generator. Natural gas prospects seem excellent, though a breakthrough in an alternative fuel source, such as fuel cells, could change that. Telecommunications companies face fierce competition and rapid technological change, similar to that of technology companies. This sector has become more unpredictable and volatile.

Q

Could you describe this fund as a single utility, and what would be its characteristics?

A

Solid prospective returns, particularly in a challenging environment, with relatively low risk. Moderate growth, good income, and very low risk.

Q

How did Federated Utility Fund, Inc. perform compared to the overall market?

A

For the fiscal year ended February 28, 1998, Federated Utility Fund, Inc. Class A Shares returned 23.05% based on net asset value,* compared to the return of 24.25% for the S&P Utility Index and 40.90% for the S&P Communications Index.** With total returns of 22.10%, 22.03% and 23.09% based on net asset value, the fund's Class B, C and F Shares also were competitive with both indices. Our foreign utility holdings generally did not perform as well as the domestic utility indexes.

Q

How were the fund's assets allocated on February 28, 1998?

A

The fund's assets were allocated as follows:

                                                                                     1998                           1997
                                                                         Percentage         Number         Percentage      Number
Sector                                                                  of portfolio       of issues      of portfolio   of issues
------------------------------------------------------------------------------------------------------------------------------------
Electrics                                                                         44%                31             33%         16
Non-Utility                                                                       12%                16             24%         25
Telecommunications                                                                16%                10             20%          9
Natural Gas                                                                        9%                 8             10%          8
Foreign Utilities                                                                  2%                 2             10%         10

Q

What were the top five holdings of Federated Utility Fund, Inc. as of February 28, 1998?

A

Our top holdings were:

                                                                                                                 Percentage
Company                                                                                Sector                    of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
El Paso Natural Gas                                                                    Gas Transmission            3.2%
Sprint Corp.                                                                           Telecommunications          3.0%
Consolidated Natural Gas                                                               Natural Gas                 2.8%
Texas Utilities Co.                                                                    Electric                    2.7%
MCN Corp.                                                                              Natural Gas                 2.6%

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C and F Shares were 16.31%, 15.77%, 20.90% and 20.77%, respectively.

** The S&P Utility Index is an unmanaged index comprising electric and natural gas utilities that track daily changes in the price of stocks. The S&P Communications Index is an unmanaged index comprising telephone and other communications-oriented utilities that track daily changes in the price of stocks. These indices are unmanaged, and investments cannot be made in an index.

                Two Ways You May Seek to Invest for Success in
                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

Initial Investment:

If you had made an initial investment of $10,000 in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, reinvested your dividends and capital gains, and did not redeem any shares, your account would be worth $36,197 on 2/28/98. You would have earned a 14.09%* average annual total return for the 10-year investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, the Class A Shares' average annual 1-year, 5-year, and since inception (5/27/88) total returns were 27.33%, 11.83%, and 13.98%, respectively. Class B Shares' average annual 1-year and since inception (9/28/94) total returns were 27.46% and 17.67%, respectively. Class C Shares' average annual 1-year and since inception (4/27/93) total returns were 32.59% and 12.64%, respectively. Class F Shares' average annual 1-year and since inception (6/1/96) total returns were 32.41% and 22.68%, respectively.**

"Graphic representation "A" omitted.  See Appendix."

* Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

   Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 5.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares and the 1.00% sales charge and contingent deferred sales charge for Class F Shares.

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

One Step at a Time:

$1,000 invested each year for 10 years (reinvesting all dividends and capital gains) grew to $20,329.

With this approach, the key is consistency.
                               -----------

If you had started investing $1,000 annually in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $10,000, but your account would have reached a total value of $20,329* by 2/28/98. You would have earned an average annual total return of 13.12%.

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

"Graphic representation "B" omitted.  See Appendix."

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

Dividends Taken in Cash:

If you had made an initial investment of $10,000 in Class A Shares of Federated Utility Fund, Inc. on 5/27/88, and received dividends as cash and reinvested capital gains, your account would be worth $21,080 on 2/28/98. You would have earned a 14.13%* average annual total return for the 10-year investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

"Graphic representation "C" omitted.  See Appendix."

* Total return represents the change in the value of an investment in Class A Shares after receiving all dividends in cash and reinvesting capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

Systematic Investing Over Time:

If you had made an initial investment of $5,000 in the Class A Shares of Federated Utility Fund, Inc. on 5/27/88 with subsequent monthly investments of $500 with all dividends and capital gains reinvested, your account would be worth $136,373* on 2/28/98. You would have earned 14.07% average annual total return for the 10-year investment life span.

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $500 monthly.

"Graphic representation "D" omitted.  See Appendix."

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

                         Federated Utility Fund, Inc.
                               (Class A Shares)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated Utility Fund, Inc. (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Utility Fund, Inc. (Class A Shares) (the "Fund") from May 27, 1988 (start of performance) to February 28, 1998 compared to the Standard & Poor's 500 Index (S&P500), the Standard & Poor's Utility Index (S&PUI) and the Dow Jones Utility Average (DJUA)+.

"Graphic representation "E" omitted.  See Appendix."

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% (The $10,000 investment minus $450 sales charge = $9,550). As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable current sales charges.

+ The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indices and the average. The indices are unmanaged.

                         Federated Utility Fund, Inc.
                               (Class B Shares)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated Utility Fund, Inc. (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Utility Fund, Inc. (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to February 28, 1998 compared to the Standard & Poor's 500 Index (S&P500), the Standard & Poor's Utility Index (S&PUI) and the Dow Jones Utility Average (DJUA)+.

"Graphic representation "F" omitted.  See Appendix."

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemptions less than 4 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable contingent deferred sales charges.

+ The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indices and the average. The indices are unmanaged.

                         Federated Utility Fund, Inc.
                               (Class C Shares)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated Utility Fund, Inc. (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Utility Fund, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to February 28, 1998 compared to the Standard & Poor's 500 Index (S&P500), the Standard & Poor's Utility Index (S&PUI) and the Dow Jones Utility Average (DJUA)+.

"Graphic representation "G" omitted.  See Appendix."

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemptions less than 1 year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable contingent deferred sales charges.

+ The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indices and the average. The indices are unmanaged.

                         Federated Utility Fund, Inc.
                               (Class F Shares)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Federated Utility Fund, Inc. (Class F Shares)

The graph below illustrates the hypothetical investment of $10,000* in the Federated Utility Fund, Inc. (Class F Shares) (the "Fund") from June 1, 1996 (start of performance) to February 28, 1998 compared to the Standard & Poor's 500 Index (S&P500), the Standard & Poor's Utility Index (S&PUI) and the Dow Jones Utility Average (DJUA)+.

"Graphic representation "H" omitted.  See Appendix."

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.
** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P500, the S&PUI and the DJUA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P500, the S&PUI and the DJUA have been adjusted to reflect reinvestment of dividends on securities in the indices and the average. The indices are unmanaged.

                           Federated Utility Fund, Inc.
                           Portfolio of Investments
--------------------------------------------------------------------------------
                           February 28, 1998

     Shares                                                            Value
Common Stocks--88.9%
                   Basic Industry--1.2%
          990,300  Barrick Gold Corp.                             $   19,125,169
                   Electric Utilities: US
                   Central--9.5%
          540,600  Ameren Corp.                                       20,779,312
          880,100  CMS Energy Corp.                                   38,944,425
          588,400  Cinergy Corp.                                      20,483,675
        1,190,950  DPL, Inc.                                          21,660,403
          167,200  Illinova Corp.                                      4,639,800
        1,350,200  NIPSCO Industries, Inc.                            34,683,262
          236,800  Utilicorp United, Inc.                              8,524,800
                     Total                                           149,715,677
                   Electric Utilities: US
                   East--7.6%
           90,400  Boston Edison Co.                                   3,508,650
          770,900  DQE, Inc.                                          25,584,243
          751,400  New England Electric System                        31,652,725
        1,534,700  Peco Energy Co.                                    30,310,325
          634,700  Potomac Electric Power Co.                         15,946,837
          428,200  Public Service Enterprises
                   Group, Inc.                                        13,809,450
                     Total                                           120,812,230
                   Electric Utilities: US
                   South--17.8%
          314,100  Central & SouthWest Corp.                           8,421,806
          476,000  Dominion Resources, Inc.                           18,980,500
          559,135  Duke Energy Corp.                                  31,066,938
        1,281,600  Entergy Corp.                                      37,086,300
          657,600  FPL Group, Inc.                                    38,181,900
          422,800  Florida Progress Corp.                             16,357,075
          592,100  Houston Industries, Inc.                           15,320,587
          334,700  LG&E Energy Corp.                                   8,011,881
          584,900  SCANA Corp.                                        16,815,875
        1,046,100  Southern Co.                                       25,825,594
          898,000  TECO Energy, Inc.                                  23,628,625
        1,044,900  Texas Utilities Co.                                42,253,144
                     Total                                           281,950,225
                   Electric Utilities: US
                   West--9.5%
          727,300  Montana Power Co.                                  23,273,600
          401,000  New Century Energies, Inc.                         18,696,625

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

     Shares                                                            Value
Common Stocks--continued
                   Electric Utilities: US
                   West--continued
          773,700  P G & E Corp.                                  $   23,356,069
        1,492,900  Pacificorp                                         36,109,519
          651,800  Pinnacle West Capital Corp.                        26,601,587
          794,400  Puget Sound Energy, Inc.                           21,548,100
                     Total                                           149,585,500
                   Energy Minerals--2.3%
           96,100  Atlantic Richfield Co.                              7,471,775
          439,800  Burlington Resources, Inc.                         19,681,050
          270,800  Ultramar Diamond Shamrock Corp.                     9,664,175
                     Total                                            36,817,000
                   Finance--7.3%
          635,100  Associated Estates Realty Corp.                    13,019,550
          472,500  Avalon Properties, Inc.                            13,584,375
          102,200  BRE Properties, Inc., Class A                       2,772,175
          472,300  Boston Properties, Inc.                            16,058,200
          362,500  Duke Realty Investments, Inc.                       8,314,844
          290,200  Equity Residential Properties Trust                13,911,462
          450,600  Liberty Property Trust                             11,969,062
          582,482  Meditrust Corp.                                    17,911,322
          165,800  Merry Land and Investment Co.                       3,844,488
          599,300  Security Capital Pacific Trust                     13,746,444
                     Total                                           115,131,922
                   Foreign Utilities--1.0%
           29,800  (a)Viag AG                                         16,132,528
                   Major U.S. Telecommunications--15.9%
          190,500  AT&T Corp.                                         11,596,688
          370,200  Ameritech Corp.                                    15,432,713
          359,000  Bell Atlantic Corp.                                32,220,250
          355,900  BellSouth Corp.                                    21,709,900
          708,900  GTE Corp.                                          38,369,213
          164,000  MCI Communications Corp.                            7,841,250
          489,600  SBC Communications, Inc.                           37,026,000
          712,900  Sprint Corp.                                       47,051,400
          763,300  U.S. West, Inc.                                    39,739,306
                     Total                                           250,986,720

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------
     Shares or
     Principal
      Amount                                                           Value
Common Stocks--continued
                   Natural Gas Distribution--9.0%
          136,600  AGL Resources, Inc.                            $    2,774,688
          762,100  Consolidated Natural Gas Co.                       43,820,750
          335,500  Keyspan Energy Corp.                               11,931,219
        1,123,500  MCN Corp.                                          41,358,844
          254,100  National Fuel Gas Co.                              11,847,413
          743,300  Pacific Enterprises                                26,991,081
          124,400  UGI Corp.                                           3,560,950
                     Total                                           142,284,945
                   Oil/Gas Transmission--7.0%
          118,200  Columbia Gas System, Inc.                           9,020,138
          758,400  El Paso Natural Gas                                50,338,800
          673,576  Enron Corp.                                        31,658,072
          482,000  NGC Corp.                                           7,471,000
          292,400  Sonat, Inc.                                        12,609,750
                     Total                                           111,097,760
                   Other Telephone/Communications--0.3%
          143,700  Cincinnati Bell, Inc.                               4,598,400
                   Producer Manufacturing--0.5%
          362,800  Federal Signal Corp.                                8,525,800
                     Total Common Stocks
                     (identified cost $1,095,914,382)              1,406,763,876
Convertible Corporate Bonds--1.0%
                   Telecommunications--1.0%
      $15,495,000  (b)Bell Atlantic Financial Services,
                   Inc., Conv. Bond,
                   (New Zealand Telecom) 5.75%, 4/1/2003
                   (identified cost $15,758,882)                      16,017,956
Convertible Preferred Stocks--2.8%
                   Finance--0.7%
          184,500  Cincinnati Bell, DECS, $3.48                       11,392,875
                   Natural Gas Distribution--0.4%
          105,500  MCN Corp., PRIDES, $8.00                            6,250,875
                   Oil/Gas Transmission--1.7%
          177,700  (a)Williams Cos., Inc. (The), Conv.
                   Pfd., $3.50                                        27,334,702
                     Total Convertible Preferred Stocks
                     (identified cost $25,853,215)                    44,978,452

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

     Principal
      Amount                                                           Value
(c) Repurchase Agreements--7.7%
     $122,530,000  BT Securities Corp., 5.64%, dated 2/27/1998,
                   due 3/2/1998 (at amortized cost)               $  122,530,000
                     Total Investments (identified cost
                     $1,260,056,479)(d)                           $1,590,290,284

(a) Non-income producing security.
(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At February 28, 1998, these securities amounted to $16,017,956 which represents 1.0% of net assets.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
(d) The cost of investments for federal tax purposes amounts $1,260,262,699. The net unrealized appreciation of investments on a federal tax basis amounts to $330,027,585 which is comprised of $334,914,445 appreciation and $4,886,860 depreciation at February 28, 1998.

Note: The categories of investments are shown as a percentage of net assets ($1,582,760,328) at February 28, 1998.

The following acronyms are used throughout this portfolio:

DECS    --Dividend Enhanced Convertible Stock
PRIDES  --Preferred Redeemable Increased Dividend Equity Securities

(See Notes which are an integral part of the Financial Statements)

                         Federated Utility Fund, Inc.
                      Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                               February 28, 1998

Assets:
Total investments in securities, at value (identified cost $1,260,056,479, and tax cost $1,260,262,699)     $1,590,290,284
Cash                                                                                                                60,012
Income receivable                                                                                                3,927,993
Receivable for investments sold                                                                                 17,294,257
Receivable for shares sold                                                                                       5,272,158
 Total assets                                                                                                1,616,844,704
Liabilities:
Payable for investments purchased                                          $   30,627,743
Payable for shares redeemed                                                     1,864,968
Income distribution payable                                                       893,149
Payable for taxes withheld                                                         12,990
Accrued expenses                                                                  685,526
 Total liabilities                                                                                              34,084,376
Net Assets for 112,488,131 shares outstanding                                                               $1,582,760,328
Net Assets Consist of:
Paid in capital $1,161,950,169 Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency 330,233,805
Accumulated net realized gain on investments and foreign currency transactions
86,283,209 Undistributed net investment income 4,293,145
 Total Net Assets                                                                                           $1,582,760,328
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($778,059,339 / 55,289,668 shares outstanding)                                    $        14.07
Offering Price Per Share (100/94.50 of $14.07)*                                                             $        14.89
Redemption Proceeds Per Share                                                                               $        14.07
Class B Shares:
Net Asset Value Per Share ($121,549,173 / 8,632,979 shares outstanding)                                     $        14.08
Offering Price Per Share                                                                                    $        14.08
Redemption Proceeds Per Share (94.50/100 of $14.08)**                                                       $        13.31
Class C Shares:
Net Asset Value Per Share ($58,010,243 / 4,122,529 shares outstanding)                                      $        14.07
Offering Price Per Share                                                                                    $        14.07
Redemption Proceeds Per Share (99.00/100 of $14.07)**                                                       $        13.93
Class F Shares:
Net Asset Value Per Share ($625,141,573 / 44,442,955 shares outstanding)                                    $        14.07
Offering Price Per Share (100/99.00 of $14.07)*                                                             $        14.21
Redemption Proceeds Per Share (99.00/100 of $14.07)**                                                       $        13.93

  * See "Investing in the Fund" in the Prospectuses.
**  See "Contingent Deferred Sales Charge" in the Prospectuses.

(See Notes which are an integral part of the Financial Statements)

                         Federated Utility Fund, Inc.
                            Statement of Operations
--------------------------------------------------------------------------------
                         Year Ended February 28, 1998

Investment Income:
Dividends (net of foreign taxes withheld of $533,606)                                                                   $ 57,992,228
Interest                                                                                                                   5,257,066
  Total income                                                                                                            63,249,294
Expenses:
Investment advisory fee                                                                                 $11,382,447
Administrative personnel and services fee                                                                 1,145,447
Custodian fees                                                                                              151,927
Transfer and dividend disbursing agent fees and  expenses                                                 1,871,833
Directors'/Trustees' fees                                                                                    19,592
Auditing fees                                                                                                18,101
Legal fees                                                                                                   15,464
Portfolio accounting fees                                                                                   188,823
Distribution services fee--Class B Shares                                                                   790,560
Distribution services fee--Class C Shares                                                                   413,098
Shareholder services fee--Class A Shares                                                                  1,849,198
Shareholder services fee--Class B Shares                                                                    263,520
Shareholder services fee--Class C Shares                                                                    137,699
Shareholder services fee--Class F Shares                                                                  1,543,803
Printing and postage                                                                                        302,543
Insurance premiums                                                                                           12,111
Taxes                                                                                                       216,112
Miscellaneous                                                                                                37,697
  Total expenses                                                                                         20,359,975
Waivers and reimbursements--
  Waiver of investment advisory fee                                                $(1,543,801)
  Waiver of shareholder services fee--Class A Shares                                   (44,381)
  Waiver of shareholder services fee--Class F Shares                                  (185,256)
    Total waivers                                                                                        (1,773,438)
      Net expenses                                                                                                        18,586,537
        Net investment income                                                                                             44,662,757
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on investments and foreign currency transactions                                                       232,780,131
Net change in unrealized appreciation of investments and translation of
assets and liabilities in foreign currency                                                                                34,989,912
  Net realized and unrealized gain on investments and foreign currency                                                   267,770,043
    Change in net assets resulting from operations                                                                      $312,432,800

(See Notes which are an integral part of the Financial Statements)

                         Federated Utility Fund, Inc.
                      Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        Year Ended February 28,
                                                                                                         1998            1997
Increase (Decrease) in Net  Assets:
Operations--
Net investment income                                                                             $   44,662,757   $   50,788,136
Net realized gain on investments and foreign currency transactions
($233,067,415 and $77,187,780, respectively, as computed for
federal tax purposes)                                                                                232,780,131       78,584,029
Net change in unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                                                         34,989,912       76,927,979
  Change in net assets resulting from operations                                                     312,432,800      206,300,144
Net equalization credits (debits)--                                                                     (129,486)        (349,136)
Distributions to Shareholders--
Distributions from net investment income
Class A Shares                                                                                       (21,703,957)     (30,916,720)
Class B Shares                                                                                        (2,300,377)      (2,917,172)
Class C Shares                                                                                        (1,194,406)      (1,924,467)
Class F Shares                                                                                       (18,218,120)     (19,257,898)
Distributions from net realized gains on investments and
foreign currency transactions
Class A Shares                                                                                       (88,374,637)     (43,588,717)
Class B Shares                                                                                       (12,860,900)      (5,277,792)
Class C Shares                                                                                        (6,491,544)      (3,542,933)
Class F Shares                                                                                       (72,181,134)     (18,303,689)
    Change in net assets resulting from distributions to shareholders                               (223,325,075)    (125,729,388)
Share Transactions--
Proceeds from sale of shares                                                                         211,193,471      115,531,852
Proceeds from shares issued in connection with the acquisition                                                --      730,686,278(a)
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                               184,280,449      101,834,448
Cost of shares redeemed                                                                             (483,421,097)    (415,745,469)
  Change in net assets resulting from share transactions                                             (87,947,177)     532,307,109
    Change in net assets                                                                               1,031,062      612,528,729
Net Assets:
Beginning of period                                                                                1,581,729,266      969,200,537
End of period (including undistributed net investment income of
$4,293,145 and $3,263,663, respectively)                                                          $1,582,760,328   $1,581,729,266

(a) Includes $93,019,447 of unrealized appreciation.

                         Federated Utility Fund, Inc.
                     Financial Highlights--Class A Shares
--------------------------------------------------------------------------------
               (For a share outstanding throughout each period)

                          Year Ended February 28 or 29,
                                   1998       1997       1996       1995        1994       1993       1992
Net asset value,
beginning of period            $  13.27   $  12.79   $  10.98   $  12.24    $  12.29   $  11.03   $  10.13
Income from investment
operations
  Net investment income            0.42       0.52       0.48       0.55        0.60       0.58       0.68
  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                         2.52       1.22       1.82      (0.69)         --       1.44       0.92
  Total from investment
  operations                       2.94       1.74       2.30      (0.14)       0.60       2.02       1.60
Less distributions
  Distributions from net
  investment income               (0.41)     (0.52)     (0.48)     (0.66)      (0.61)     (0.66)     (0.64)
  Distributions from net
  realized gain on
  investments and foreign
  currency transactions           (1.73)     (0.74)        --      (0.12)      (0.04)     (0.10)     (0.06)
  Distributions in excess
  of net investment
  income (a)                         --         --      (0.01)        --          --         --         --
  Tax return of capital
  distribution                       --         --         --      (0.34)         --         --         --
  Total distributions             (2.14)     (1.26)     (0.49)     (1.12)      (0.65)     (0.76)     (0.70)
Net asset value,
end of period                  $  14.07   $  13.27   $  12.79   $  10.98    $  12.24   $  12.29   $  11.03
Total return (b)                  23.05%     14.34%     21.47%     (0.98%)      4.93%     19.26%     16.48%
Ratios to average net
 assets
  Expenses                         1.14%      1.15%      1.14%      1.10%       1.12%      1.04%      1.05%
  Net investment income            3.01%      3.52%      4.09%      4.95%       4.81%      5.98%      6.31%
  Expense waiver/
  reimbursement (c)                0.11%      0.12%      0.15%      0.21%       0.17%      0.01%      0.19%
Supplemental data
  Net assets, end of
  period (000 omitted)         $778,059   $759,732   $816,687   $742,274    $877,513   $739,511   $375,656
  Average commission
  rate paid (d)                $ 0.0411   $ 0.0003         --         --          --         --         --
  Portfolio turnover                118%        44%        76%        55%         24%        18%        35%

                                   Year Ended February 28 or 29,
                                    1991      1990           1989
Net asset value,
beginning of period            $      9.82   $  9.15   $       9.15
Income from investment
operations
  Net investment income               0.71      0.71           0.72
  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                            0.43      0.79          (0.02)
  Total from investment
  operations                          1.14      1.50           0.70
Less distributions
  Distributions from net
  investment income                  (0.70)    (0.76)         (0.70)
  Distributions from net
  realized gain on
  investments and foreign
  currency transactions              (0.13)    (0.07)            --
  Distributions in excess
  of net investment
  income (a)                            --        --             --
  Tax return of capital
  distribution                          --        --             --
  Total distributions                (0.83)    (0.83)         (0.70)
Net asset value,
end of period                  $     10.13   $  9.82   $       9.15
Total return (b)                     12.41%    16.72%          8.00%
Ratios to average net
 assets
  Expenses                            1.02%     1.02%          1.00%
  Net investment income               7.41%     7.17%          8.04%
  Expense waiver/
  reimbursement (c)                   0.51%     0.74%          0.40%
Supplemental data
  Net assets, end of
  period (000 omitted)         $   125,599   $48,050   $    410,575
  Average commission
  rate paid (d)                         --        --             --
  Portfolio turnover                    45%       37%            34%

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

                         Federated Utility Fund, Inc.
                     Financial Highlights--Class B Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                           Year Ended February 28 or 29,
                                                                          1998       1997      1996   1995(a)
Net asset value, beginning of period                                  $  13.28   $  12.77   $ 10.98   $ 10.92
Income from investment operations
 Net investment income                                                    0.30       0.44      0.43      0.22
 Net realized and unrealized gain (loss)
 on investments and foreign currency                                      2.53       1.21      1.77     (0.04)
 Total from investment operations                                         2.83       1.65      2.20      0.18
Less distributions
 Distributions from net investment income                                (0.30)     (0.40)    (0.41)    (0.08)
 Distributions from net realized gain on
 investments and foreign currency transactions                           (1.73)     (0.74)       --        --
 Tax return of capital distribution                                         --         --        --     (0.04)
 Total distributions                                                     (2.03)     (1.14)    (0.41)    (0.12)
Net asset value, end of period                                        $  14.08   $  13.28   $ 12.77   $ 10.98
Total return (b)                                                         22.10%     13.60%    20.45%     2.16%
Ratios to average net assets
 Expenses                                                                 1.90%      1.90%     1.90%   1.87%*
 Net investment income                                                    2.25%      2.81%     3.19%   4.53%*
 Expense waiver/reimbursement (c)                                         0.10%      0.12%     0.14%   0.25%*
Supplemental data
 Net assets, end of period (000 omitted)                              $121,549   $101,619   $85,650   $18,780
 Average commission rate paid (d)                                     $ 0.0411   $ 0.0003        --        --
 Portfolio turnover                                                        118%        44%       76%       55%

 *  Computed on an annualized basis.
(a) Reflects operations for the period from October 12, 1994 (date of initial public investment) to February 28, 1995.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

                         Federated Utility Fund, Inc.
                     Financial Highlights--Class C Shares
--------------------------------------------------------------------------------
               (For a share outstanding throughout each period)

                                                                                  Year Ended February 28 or 29,
                                                                         1998      1997      1996      1995    1994(a)
Net asset value, beginning of period                                  $ 13.28   $ 12.77   $ 10.98   $ 12.23    $ 12.27
 Income from investment operations
 Net investment income                                                   0.31      0.42      0.39      0.42       0.48
 Net realized and unrealized gain (loss)
 on investments and foreign currency                                     2.51      1.23      1.80     (0.64)     (0.07)
 Total from investment operations                                        2.82      1.65      2.19     (0.22)      0.41
Less distributions
 Distributions from net investment income                               (0.30)    (0.40)    (0.39)    (0.60)     (0.41)
 Distributions from net realized gain on investments
 and foreign currency transactions                                      (1.73)    (0.74)       --     (0.13)     (0.04)
 Distributions in excess of net investment income (b)                      --        --     (0.01)       --         --
 Tax return of capital distribution                                        --        --        --     (0.30)        --
 Total distributions                                                    (2.03)    (1.14)    (0.40)    (1.03)     (0.45)
Net asset value, end of period                                        $ 14.07   $ 13.28   $ 12.77   $ 10.98    $ 12.23
Total return (c)                                                        23.03%    13.58%    20.43%    (1.66%)     3.28%
Ratios to average net assets
 Expenses                                                                1.90%     1.90%     1.87%     1.86%    1.87%*
 Net investment income                                                   2.25%     2.77%     3.35%     4.19%    4.02%*
 Expense waiver/reimbursement (d)                                        0.10%     0.12%     0.17%     0.21%    0.17%*
Supplemental data
 Net assets, end of period (000 omitted)                              $58,010   $58,196   $66,864   $56,800    $64,409
 Average commission rate paid (e)                                     $0.0411   $0.0003        --        --         --
 Portfolio turnover                                                       118%       44%       76%       55%        24%

 *  Computed on an annualized basis.
(a) Reflects operations for the period from April 30, 1993 (date of initial public investment) to February 28, 1994.
(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

                         Federated Utility Fund, Inc.
                     Financial Highlights--Class F Shares
--------------------------------------------------------------------------------
               (For a share outstanding throughout each period)

                                                                                 Year Ended    Period ended
                                                                                February 28,   February 28,
                                                                                    1998          1997(a)
Net asset value, beginning of period                                                $  13.27       $  12.37
Income from investment operations
 Net investment income                                                                  0.43           0.42
 Net realized and unrealized gain (loss) on investments and foreign currency            2.51           1.20
 Total from investment operations                                                       2.94           1.62
Less distributions
 Distributions from net investment income                                              (0.41)         (0.36)
 Distributions from net realized gain on investments and foreign
 currency transactions                                                                 (1.73)         (0.36)
 Total distributions                                                                   (2.14)         (0.72)
Net asset value, end of period                                                      $  14.07       $  13.27
Total return (b)                                                                       23.09%         13.39%
Ratios to average net assets
 Expenses                                                                               1.12%        1.12%*
 Net investment income                                                                  3.03%        3.79%*
 Expense waiver/reimbursement (c)                                                       0.13%        0.15%*
Supplemental data
 Net assets, end of period (000 omitted)                                            $625,142       $662,182
 Average commission rate paid (d)                                                   $ 0.0411       $ 0.0003
 Portfolio turnover                                                                      118%            44%

 *  Computed on an annualized basis.
(a) Reflects operations for the period from June 1, 1996 (date of initial public investment) to February 28, 1997.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

                         Federated Utility Fund, Inc.
                         Notes to Financial Statements
--------------------------------------------------------------------------------
                               February 28, 1998

1. Organization

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objective of the Fund is current income and long-term growth of income.

On June 1, 1996, the Fund acquired all the net assets of the Fortress Utility Fund, Inc. ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 59,078,573 shares of the Fund (valued at $730,686,278) for the 52,727,413 shares of the Acquired Fund outstanding on June 1, 1996. The Acquired Fund's net assets of $730,686,278 which consisted of $637,666,831 of Paid in Capital and $93,019,447 of Unrealized Appreciation, at that date were combined with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $925,114,464 and $730,686,278, respectively.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations--Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

   Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and equalization The following reclassifications have been made to the financial statements.

                              Increase (Decrease)
                                  Accumulated      Undistributed Net
           Paid-In Capital    Net Realized Gain    Investment Income
             $(129,486)            $216,415           $(86,929)

   Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

   Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

   Equalization--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

   When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Foreign Exchange Contracts--The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchase contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rates of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At February 28, 1998, the Fund had no outstanding foreign currency commitments.

   Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

   Additional information on each restricted security held at February 28, 1998 is as follows:

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

      Security                                Acquisition Date  Acquisition Cost
      Bell Atlantic Financial Services, Inc.,
      Conv. Bond, (New Zealand Telecom)
      5.75%, 4/1/2003                             2/26/98          $15,758,881

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other--Investment transactions are accounted for on the trade date.

3.    Capital Stock

At February 28, 1998, par value shares ($0.000 per share) authorized were as follows:

                                            # of Par Value
           Class                            Capital Stock
           Name                               Authorized
          Class A                             250,000,000
          Class B                             250,000,000
          Class C                             250,000,000
          Class F                             250,000,000

Transactions in capital stock were as follows:

                                                                                                 Year Ended,
                                                                                February 28, 1998             February 28, 1997
Class A Shares                                                               Shares         Amount         Shares         Amount
Shares sold                                                                 11,139,849   $ 157,664,167     3,938,897  $  50,196,432
Shares issued to shareholders in
payment of distributions declared                                            6,883,799      95,222,748     4,955,544     62,992,760
Shares redeemed                                                            (19,973,736)   (277,807,321)  (15,487,709)  (196,650,542)
  Net change resulting from Class A share transactions                      (1,950,088)  $ (24,920,406)   (6,593,268) $ (83,461,350)

                                                                                                 Year Ended,
                                                                                February 28, 1998             February 28, 1997
Class B Shares                                                               Shares         Amount         Shares         Amount
Shares sold                                                                  1,894,637   $  26,364,096     2,075,501  $  26,214,023
Shares issued to shareholders in
payment of distributions declared                                              930,693      12,887,739       539,077      6,855,719
Shares redeemed                                                             (1,845,279)    (25,406,190)   (1,666,470)   (21,106,138)
  Net change resulting from Class B share transactions                         980,051   $  13,845,645       948,108  $  11,963,604

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

                                                                                                 Year Ended,
                                                                                February 28, 1998             February 28, 1997
Class C Shares                                                               Shares         Amount         Shares         Amount
Shares sold                                                                    409,037   $   5,630,519       530,050  $   6,672,539
Shares issued to shareholders in
payment of distributions declared                                              481,773       6,666,429       358,805      4,561,299
Shares redeemed                                                             (1,151,464)    (15,690,298)   (1,739,743)   (22,066,913)
  Net change resulting from Class C share transactions                        (260,654)  $  (3,393,350)     (850,888) $ (10,833,075)

                                                                                                 Year Ended,
                                                                                February 28, 1998           February 28, 1997(a)
Class F Shares                                                               Shares         Amount         Shares         Amount
Shares sold                                                                  1,568,259   $  21,534,689     2,557,611  $  32,448,858
Shares issued in connection with the acquisition                                                          59,078,573    730,686,278
Shares issued to shareholders in
payment of distributions declared                                            5,029,031      69,503,533     2,150,921     27,424,670
Shares redeemed                                                            (12,056,394)   (164,517,288)  (13,885,046)  (175,921,876)
  Net change resulting from Class F share transactions                      (5,459,104)  $ (73,479,066)   49,902,059  $ 614,637,930
  Net change resulting from share transactions                              (6,689,795)  $ (87,947,177)   43,406,011  $ 532,307,109

(a) For the period from June 1, 1996 (date of initial public investment) to February 28, 1997.

4. Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee--Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

   Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate Federated Securities Corp.

                                               Percentage of
                                              Average Daily Net
                          Share Class          Assets of Class
                      Class B Shares               0.75%
                      Class C Shares               0.75%

                         Federated Utility Fund, Inc.
--------------------------------------------------------------------------------

   Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting Fees--Federated Services Company maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   General--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended February 28, 1998, were as follows:

Purchases                                                       $1,304,361,288
Sales                                                           $1,621,827,089

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Directors and Shareholders of FEDERATED UTILITY FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Utility Fund, Inc. as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Utility Fund, Inc. at February 28, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.

                                 ERNST&YOUNG LLP

Pittsburgh, Pennsylvania
April 15, 1998


Directors
--------------------------------------------------------------------------------
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers
--------------------------------------------------------------------------------
John F. Donahue
 Chairman

Richard B. Fisher
 President

J. Christopher Donahue
 Executive Vice President

Edward C. Gonzales
 Executive Vice President

John W. McGonigle
 Executive Vice President,

 Treasurer, and Secretary

Nicholas J. Seitanakis
 Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectuses, which contain facts concerning its objective and policies, management fees, expenses and other information.




A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 2/28/98. The "y" axis is measured in increments of $10,000 ranging from $0 to $50,000 and indicates that the ending value of hypothetical initial investment of $10,000 in the Fund's Class A Shares, assuming a 5.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $36,197 on 2/28/98.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 2/28/98. The "y" axis is measured in increments of $3,000 ranging from $0 to $21,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $29,329 on 2/28/98.

C. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 2/28/98. The "y" axis is measured in increments of $5,000 ranging from $0 to $30,000 and indicates that the ending value of a hypothetical initial investment of $10,000 in the Fund's Class A Shares, assuming dividends received as cash and capital gains reinvested, would have grown to $21,080 on 2/28/98.

D. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/27/88 to 2/28/98. The "y" axis is measured in increments of $10,000 ranging from $0 to $140,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $500 over ten years in the Fund's Class A Shares would have grown to $136,373 on 2/28/98.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Fund based on a 4.50% sales charge is represented by a solid line. The Standard & Poor's 500 Index ("S&P500") is represented by a broken line, the Standard & Poor's Utility Index ("S&PUI") is represented by a dotted line, and the Dow Jones Utility Average ("DJUA") is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class A Shares of the Fund and the S&P500, S&PUI, and the DJUA. The "x" axis reflects computation periods from 5/27/88 to 2/28/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares based on a 4.50% sales charge, as compared to the S&P500, the S&PUI, and the DJUA; the ending values were $34,564; $52,768; $38,140; and $28,562, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Return for the one-year, five-year, and Start of Performance periods ended 2/28/98, which were 16.31%, 10.90%, and 13.42%, respectively.

F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Fund is represented by a solid line. The Standard & Poor's 500 Index ("S&P500") is represented by a broken line, the Standard & Poor's Utility Index ("S&PUI") is represented by a dotted line, and the Dow Jones Utility Average ("DJUA") is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class B Shares of the Fund and the S&P500, S&PUI, and the DJUA. The "x" axis reflects computation periods from 9/28/94 to 2/28/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, as compared to the S&P500, the S&PUI, and the DJUA; the ending values were $16,668; $24,453; $18,108; and $18,098, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Return for the one-year and Start of Performance periods ended 2/28/98, which were 15.77% and 16.09%, respectively.

G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the Fund is represented by a solid line. The Standard & Poor's 500 Index ("S&P500") is represented by a broken line, the Standard & Poor's Utility Index ("S&PUI") is represented by a dotted line, and the Dow Jones Utility Average ("DJUA") is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class C Shares of the Fund and the S&P500, S&PUI, and the DJUA. The "x" axis reflects computation periods from 4/27/93 to 2/28/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, as compared to the S&P500, the S&PUI, and the DJUA; the ending values were $16,953; $26,747; $17,614; and $14,968, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Return for the one-year and Start of Performance periods ended 2/28/98, which were 20.90% and 11.51%, respectively.

H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of the Fund is represented by a solid line. The Standard & Poor's 500 Index ("S&P500") is represented by a broken line, the Standard & Poor's Utility Index ("S&PUI") is represented by a dotted line, and the Dow Jones Utility Average ("DJUA") is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Class F Shares of the Fund and the S&P500, S&PUI, and the DJUA. The "x" axis reflects computation periods from 6/1/96 to 2/28/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class F Shares, as compared to the S&P500, the S&PUI, and the DJUA; the ending values were $13,699; $16,206; $13,280; and $14,113, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class F Shares Average Annual Total Return for the one-year and Start of Performance periods ended 2/28/98, which were 20.77% and 19.73%, respectively.